Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TripBorn, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deepak Sharma, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

TRIPBORN, INC.

Date: July 10, 2019	By:	/s/ Deepak Sharma
	Name:	Deepak Sharma
	Title:	Chief Executive Officer